UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2024

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As described in Item 5.07 below, on June 12, 2024, the stockholders of Biofrontera Inc. (the “Company”) approved an amendment (the “Amendment”) to the Biofrontera Inc. 2021 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 3,483,010 shares, from 266,990 shares to 3,750,000 shares. The Amendment previously had been approved, subject to stockholder approval, by the Board of Directors of the Company.

A copy of the Amendment and a description of the Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2024 (“Proxy Statement”) and is incorporated herein by reference. The foregoing description of the Amendment and the Plan is qualified by reference to the amended and restated Plan, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. Details of the proposals voted on at the Annual Meeting are described in the Proxy Statement. There were present at the Annual Meeting holders of shares representing 2,759,226 votes, constituting a quorum. The following summarizes all matters voted on at the Annual Meeting.

1. Stockholders elected each of John J. Borer III, JD and Prof. Hermann Luebbert, Ph.D. to serve as a Class III director of the Company until the 2027 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal. The tabulation of votes cast was as follows:

John J. Borer III, JD

For	Withheld	Broker Non-Votes
2,082,224	70,224	606,778

Prof. Hermann Luebbert, Ph.D.

For	Withheld	Broker Non-Votes
2,092,691	59,804	606,731

2. Stockholders approved the Amendment to the Plan to increase the number of shares authorized for issuance by 3,483,010 shares, from 266,990 shares to 3,750,000 shares. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
2,105,881	43,161	3,556	606,698

3. Stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
2,749,654	5,670	3,902	0

Item 9.01 Financial Statements and Exhibits.

10.1†	Biofrontera Inc. 2021 Omnibus Incentive Plan (as amended and restated on June 12, 2024)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2024	Biofrontera Inc.
(Date)	(Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer